UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C., 20549


                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 23, 2002


                       CRYSTALIX GROUP INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)


             Nevada                                             65-0142472
(State of other jurisdiction of                              (I.R.S.Employer
 incorporation or organization)                           Identification Number)


                               5720 South Arville
                                    Suite 114
                             Las Vegas, NEVADA 89118
               (Address of Principal Executive Office) (Zip Code)


                                  702-220-6581
                (Registrant's Executive Office Telephone Number)


                             AMERICABILAI.COM, INC.
          (Former name or former address, if changed since last report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

     Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     The Company on December 23, 2002 acquired all of the outstanding shares of Lazer-Tek Designs, Inc. and Lazer-Tek Designs, Ltd. in exchange for One Million Two Hundred Fifty Thousand (1,250,000) shares of Crystalix common stock, a loan in the amount of One Million Dollars ($1,000,000) and a consulting fee to Ryan Capital Management of Four Hundred Thousand Dollars ($400,000).

     Lazer-Tek is in the crystal engraving and imaging business and was formerly a competitor of Crystalix in Las Vegas.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

     Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Not applicable.

ITEM 5. OTHER EVENTS

     Not applicable.

ITEM 6. RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

     Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     None.

ITEM 8. CHANGE IN FISCAL YEAR

     Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CRYSTALIX GROUP INTERNATIONAL, INC.


                                        By /s/ Armin Van Damme
                                           -----------------------------
                                           Armin Van Damme, President


Date: December 23, 2002